                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[   ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))

[ X ]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 SENSYTECH, INC.
                                 ---------------
                  (Formerly known as Sensys Technologies Inc.)
                  --------------------------------------------
                (Name of Registrant as Specified in its Charter)

      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)     Title of each class of securities to which transaction applies:

              -------------------------------------------------------------

      (2)     Aggregate number of securities to which transaction applies:

              -------------------------------------------------------------


      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

              -------------------------------------------------------------

         (4)     Proposed maximum aggregate value of transaction:

                 -------------------------------------------------------------


         (5)     Total fee paid:

                 -------------------------------------------------------------


[     ]  Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)      Amount Previously Paid:

                 -------------------------------------------------------------


         2)      Form, Schedule or Registration Statement No.:

                 -------------------------------------------------------------


         3)      Filing Party:

                 -------------------------------------------------------------


         4)      Date Filed:

                 -------------------------------------------------------------

                                 SENSYTECH, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD FEBRUARY 9, 2000

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Sensytech, Inc. will be held at the Hilton at Mark Center, 5000 Seminary Road, Alexandria, Virginia, on Wednesday, February 9, 2000, at 10:00 a.m., local time, for the following purposes:

         (a)     To elect seven members to the Board of Directors

         (b)     To ratify the appointment of independent auditors; and

         (c) To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only stockholders of record at the close of business on December 20, 1999, will be entitled to notice of, and to vote at, the meeting and any adjournment thereof.

         THE BOARD OF DIRECTORS OF SENSYTECH, INC. HOPES THAT YOU WILL FIND IT CONVENIENT TO ATTEND THE MEETING IN PERSON. EVEN IF YOU DO NOT GRANT YOUR PROXY, IF YOU ARE PLANNING TO ATTEND THE MEETING, PLEASE INDICATE THAT FACT BY MARKING THE APPROPRIATE LINE ON THE ACCOMPANYING PROXY FORM. WHETHER YOU INTEND TO ATTEND THE MEETING OR NOT, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO MAKE SURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR STOCK PERSONALLY EVEN THOUGH YOU HAVE SENT IN YOUR PROXY.

                                            By Order of the Board of Directors,
                                            /s/ Lloyd A. Semple
                                            -----------------------------------
                                            Lloyd A. Semple
                                            Secretary

Newington, Virginia
January 14, 2000

                                 SENSYTECH, INC.

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sensytech, Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company ("Annual Meeting") on Wednesday, February 9, 2000, at 10:00 a.m., local time, or at any adjournment thereof, for voting on the matters set forth in the accompanying Notice of Annual Meeting of Stockholders and in this Proxy Statement.

         Only stockholders of record as of the close of business on December 20, 1999, will be entitled to vote at the Annual Meeting or any adjournment thereof. The Company had 4,002,667 shares of Common Stock, $.01 par value (the "Common Stock"), issued and outstanding as of that date. Presence in person or by proxy of a majority of the shares of Common Stock outstanding on the record date is required for a quorum. This Proxy Statement and the accompanying form of proxy are being first sent or given to the Company's stockholders on or about January 19, 2000. Ten days before the Annual Meeting, a complete list of stockholders entitled to vote at the meeting will be open to examination by any stockholder for any purpose germane to the meeting during ordinary business hours at the Company's principal office.

         When proxies are properly dated, executed and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted FOR the election of the nominees for director set forth herein, and FOR ratification of the appointment of auditors. In addition, if other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

         Shares represented by a proxy in the accompanying form, unless previously revoked, will be voted at the meeting if the proxy, properly executed, is received by the Company before the close of business on February 8, 2000. Shares represented by a proxy received after that time will be voted if the proxy is received by the Company in sufficient time to permit the necessary examination and tabulation of the proxy before a vote is taken. Stockholders who execute a proxy in the accompanying form may nevertheless revoke the proxy at any time before it is exercised by giving written notice to the Secretary prior to the Annual Meeting, by executing and delivering a later dated proxy, or by voting in person at the meeting.

         Each share of Common Stock outstanding on the record date will be entitled to one vote on all matters. The seven candidates for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected. The ratification of the independent auditors for the Company for the current fiscal year will require the majority vote of a majority of the shares of the Company's Common Stock present or represented and entitled to vote at the Annual Meeting. Because abstentions with respect to any matter are treated as shares present or represented and entitled to vote for the purposes of determining whether that matter has been approved by the stockholders, abstentions have the same effect as negative votes for each proposal, other than the election of directors. Broker non-votes are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained, but they are counted as present for purposes of determining the existence of a quorum at the Annual Meeting.

         The expenses of solicitation of proxies will be paid by the Company. In addition to solicitation by mail, the officers and employees of the Company, who will receive no extra compensation therefor, may solicit proxies personally or by telephone. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

                  STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         Common stock is the only voting security of the Company. The following table sets forth certain information with respect to the beneficial ownership of shares of the Company's Common Stock, as of December 20, 1999, by each person who is known by the Company to have been the beneficial owner of 5% or more of the shares of Common Stock outstanding on that date. Unless otherwise noted, each stockholder exercises sole voting and investment power with respect to the shares beneficially owned.

                         PRINCIPAL HOLDERS OF SECURITIES

--------------------------------------------- ------------------------------ ------------------------------
            NAME AND ADDRESS OF                         NUMBER OF                     PERCENT OF
              BENEFICIAL OWNER                         SHARES (1)                        CLASS
--------------------------------------------- ------------------------------ ------------------------------
S. Kent Rockwell
960 Penn Avenue, Suite 800
Pittsburgh, PA 15222                                   900,394 (2)                       22.5
--------------------------------------------- ------------------------------ ------------------------------
S. R. Perrino
Sensytech, Inc.
P. O. Box 1430
Newington, VA  22122                                   790,635 (3)                       19.8
--------------------------------------------- ------------------------------ ------------------------------





(1) The column sets forth shares of Common Stock which are deemed to be "beneficially owned" by the persons named in the table under Rule 13d-3 of the SEC.

(2) Shares held by Rockwell Holdings, Inc., over which Mr. Rockwell has sole voting and investment power.

(3) Includes 68,315 shares held of record by the 401(k) Profit Sharing Plan over which Mr. Perrino has sole voting and investment power. Excludes 10,000 shares held of record owned by Mr. Perrino's spouse as to which Mr. Perrino disclaims beneficial ownership.

                         OWNERSHIP OF EQUITY AND VOTING
                      SECURITIES BY DIRECTORS AND OFFICERS

         The following table sets forth information with respect to the beneficial ownership of the Company's Common Stock by each person nominated for director, by each of the Executive Officers named in the Summary Compensation Table (the "Named Executive Officers") and by all nominees and executive officers as a group, as of December 20, 1999. Except as noted, each person exercises sole voting and investment power over the shares beneficially owned.

--------------------------------------------- ----------------------------------- -------------------------
                    NAME                             NUMBER OF SHARES(1)            PERCENT OF CLASS(2)
--------------------------------------------- ----------------------------------- -------------------------
Charles W. Bernard                                          25,800                            .6
--------------------------------------------- ----------------------------------- -------------------------
James B. Busey, IV                                          25,800                            .6
--------------------------------------------- ----------------------------------- -------------------------
Joseph C. Hassab                                            65,333                           1.6
--------------------------------------------- ----------------------------------- -------------------------
Thomas R. Ory                                               54,936(3)                        1.4
--------------------------------------------- ----------------------------------- -------------------------
S. R. Perrino                                              790,635(4)                       19.8
--------------------------------------------- ----------------------------------- -------------------------
Philip H. Power                                             27,420                            .7
--------------------------------------------- ----------------------------------- -------------------------
S. Kent Rockwell                                           900,394(5)                       22.5
--------------------------------------------- ----------------------------------- -------------------------
John D. Sanders                                             70,210(6)                        1.7
--------------------------------------------- ----------------------------------- -------------------------
John Irvin                                                   4,521                            .1
--------------------------------------------- ----------------------------------- -------------------------
Charles G. Stanich                                          41,339                           1.0
--------------------------------------------- ----------------------------------- -------------------------
All directors and executive officers as a
group (10 persons)                                       2,004,388                          48.5
--------------------------------------------- ----------------------------------- -------------------------


(1) The column sets forth shares of Common Stock, which are deemed to be "beneficially owned" by the persons named in the table under Rule 13-d-3 of the SEC, including shares of Common Stock that may be acquired upon exercise of stock options that were exercisable as of December 20, 1999, or within the next 60 days as follows: Dr. Bernard, 25,800; Dr. Hassab, 33,333; Mr. Power, 3,000; Dr. Sanders, 28,800; Mr. Ory, 20,000; and Mr.
     Stanich, 20,000.

(2) For purposes of calculating the percentage of Common Stock beneficially owned by any person or group, the shares issuable to such person or group upon exercise of stock options that were exercisable as of December 20, 1999, or within the next 60 days, are considered outstanding.

(3) Includes 34,936 shares with respect to which Mr. Ory shares voting and investment power with his spouse.

(4) Excludes 10,000 shares owned by Mr. Perrino's spouse as to which Mr. Perrino disclaims beneficial ownership and 68,315 shares held in the 401(k) Profit Sharing Plan over which Mr. Perrino has sole voting and investment power.

(5) Shares held by Rockwell Holdings, Inc. over which Mr. Rockwell has sole voting and investment power.

(6) Includes 550 shares owned by Dr. Sanders' spouse and 17,190 shares held in a profit sharing plan over which Mr. Sanders has sole voting and investment power.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The Board of Directors has the ultimate responsibility and authority for the management of the Company's business, objectives and operations. It selects the Company's executive officers, delegates authority for the conduct of the Company's day-to-day operations to those officers, and monitors their performance.

         Seven directors, constituting the entire Board of Directors, will be elected at the Annual Meeting, each to hold office until the next Annual Meeting of Stockholders or until his successor, if any, is elected or appointed. The individuals who have been nominated for election to the Board of Directors at the Annual Meeting are listed in the table below. Each of the nominees is presently a Director of the Company, except Mr. John Irvin.

         If, as a result of circumstances not now known or foreseen, any of the nominees is unavailable to serve as a nominee for the office of Director at the time of the Annual Meeting, proxies may be voted either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board of Directors or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly. The Board of Directors has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a Director. The nominees receiving a plurality of the votes cast at the meeting will be elected as Directors. PROXIES IN THE ACCOMPANYING FORM WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED BELOW, UNLESS THE PROXY CARD IS MARKED OTHERWISE. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES LISTED BELOW.

                                    NOMINEES

--------------------------- --------- ------------------------------------------------ --------------------
                                                                                           YEAR FIRST
                                                POSITIONS WITH THE COMPANY                 ELECTED OR
           NAME               AGE         AND PRINCIPAL OCCUPATION OR EMPLOYMENT       APPOINTED DIRECTOR*
--------------------------- --------- ------------------------------------------------ --------------------
Charles W. Bernard             68     Consultant                                              1992
--------------------------- --------- ------------------------------------------------ --------------------
John Irvin                     45     Senior Financial Manager                                 --
--------------------------- --------- ------------------------------------------------ --------------------
Thomas R. Ory                  61     President, Imaging Products                             1987
--------------------------- --------- ------------------------------------------------ --------------------
S. R. Perrino                  65     Chairman of the Board                                   1972
--------------------------- --------- ------------------------------------------------ --------------------
Philip H. Power                61     Chairman, HomeTown Communications Network, Inc.         1985
--------------------------- --------- ------------------------------------------------ --------------------
S. Kent Rockwell               55     Vice Chairman, CEO, CFO                                 1987
--------------------------- --------- ------------------------------------------------ --------------------
John D. Sanders                61     Investor/Consultant                                     1982
--------------------------- --------- ------------------------------------------------ --------------------




*Reflects the year first elected or appointed to the Board of Directors of S.T. Research Corporation ("STR") or Daedalus Enterprises, Inc. ("DEI"). On June 9, 1998, a newly formed wholly-owned subsidiary of DEI merged into STR which thereafter merged into DEI (which had on the same date changed its name to Sensys Technologies Inc., and subsequently changed its name to Sensytech, Inc.). This overall transaction is hereafter referred to in this Proxy Statement as the "Merger". Messrs. Bernard, Busey, Perrino and Rockwell were elected or appointed to the Board of Directors of the Company in June 1998 in connection with the Merger.

         Admiral James B. Busey, IV will not seek reelection to the Board of Directors for the upcoming year.

                     CERTAIN INFORMATION REGARDING NOMINEES

         S. R. Perrino is Chairman of the Board and served as President and CEO of STR since 1972 through the date of the Merger. He served as CEO of the Company from June 9, 1998 until July 7, 1998. From 1967 to 1974, Mr. Perrino worked as a consultant to the U.S. Navy for threat warning systems, and to various companies including STR, Systems Dynamic, Inc., and System Consultants. From 1960 through 1967, Mr. Perrino served as Director of Marketing/Project Engineer and was one of the original founders of Radiation Systems, Inc.

         S. Kent Rockwell, Vice Chairman, CEO, and CFO, is former Chairman of the Board, President and CEO of Astrotech International Corporation, where he served from 1986 to 1997. Mr. Rockwell has served as Chairman of Rockwell Forest Products, Inc. since 1983, Appalachian Timber Services, Inc. since 1988; and Chairman and President of Rockwell Venture Capital, Inc. since 1983. Mr. Rockwell previously served on the board of Rockwell International, Inc. from 1973 to 1983.

         Dr. Charles Bernard, Director, served in a number of Government positions. He was Technical Director of the Naval Weapons Laboratory in Dahlgren, Virginia, from 1973 to 1975, and the Naval Ordnance Laboratory in White Oak, Maryland, from 1975 to 1977. He was Director of Land Warfare on the staff of the Under Secretary of Defense for Research, Development and Acquisition from 1978 to 1988. He founded the Columbia Bay Company and co-founded K&B Engineering Associates in 1995. Dr. Bernard has been on the boards of directors of the Naval Weapons Laboratory from 1969 to 1975, the Naval Ordnance Laboratory from 1975 to 1977, the Naval Surface Weapons Center from 1975 to 1977, the Columbia Bay Company from 1988 to present, and K&B Engineering Associates from 1995 to present.

         Dr. John D. Sanders, Director, serves as a business consultant to emerging technology companies. He was Chairman and Chief Executive Officer of Tech News, Inc., a technology news publisher, from 1988 to 1996, prior to its sale to the Washington Post Company. In addition, Dr. Sanders has been a Registered Representative (now inactive) of Wachtel & Co., Inc., a Washington D.C.-based stock brokerage firm, since 1968. Dr. Sanders serves on the boards of directors of Hadron Inc., ITC Learning Corporation, and Comtex News Network, Inc.

         Mr. Thomas R. Ory, Director, joined Daedalus Enterprises Inc. (the Company's predecessor) in 1972 as Director of its Applications Division, and served as Vice President-Marketing from 1979 to 1984, and Executive Vice President from 1985 to August 1987, when he was appointed President and Chief Executive. Since June 1998, Mr. Ory has been an officer of Sensytech, Inc.

         Mr. John Irvin, nominee for Director, is President of Innovative Benefits Consulting, Inc., a benefits and insurance consulting firm. From 1983 through 1993, Mr. Irvin was Vice Chairman and co-founder of Mid Atlantic Capital Group and President of Mid Atlantic Insurance Corporation, where he specialized in serving the financial planning, asset management and insurance needs of high net worth individuals. He also chaired the committee which oversaw mergers, acquisitions and strategic planning for the company. Prior to that, Mr. Irvin managed his own certified public accounting firm. He serves on the board of directors of Partners Financial, a national producer group.

         Mr. Philip Power, Director, has served as Chairman of HomeTown Communications Network, Inc., Livonia, Michigan, (formerly known as Suburban Communication Corporation), for more than 20 years. Mr. Power currently serves on the board of Jacobson Stores, Inc.

                      MEETINGS AND COMMITTEES OF THE BOARD

         During the last fiscal year, the Board of Directors of the Company met a total of five times. The Audit Committee met one time, and the Executive Compensation/Stock Option Committee met two times. Each of the directors attended 75 percent or more of the aggregate number of meetings of the Board and Committees on which he served during the last fiscal year, except Admiral Busey, who attended 60 percent of the aggregate number of Board meetings and 100 percent of meetings of the Committees on which he served during the last fiscal year.

         The members of the Audit Committee are Messrs. Busey, Bernard and Rockwell. Generally, the Audit Committee recommends for approval by the Board of Directors the independent auditors for each fiscal year, reviews with the independent auditors the scope and results of the audit engagement and any non-audit services to be performed by the independent auditors. The Audit Committee also examines the scope and results of the Company's procedures, the adequacy of its system of internal accounting and financial controls, and evaluates the independence of the independent auditors and their fees for services.

         The members of the Executive Compensation/Stock Option Committee are Messrs. Power, Sanders and Busey. The Executive Compensation/Stock Option Committee is responsible for reviewing the performance of, and recommending salaries and other compensation arrangements for, officers of the Company, as well as reviewing bonus, pension and other compensation plans prepared by management for consideration by the Board, and performing such other functions as may be delegated to it under the provisions of any bonus, stock option, pension or other compensation plan adopted by the Company.

         The Company does not have a standing nominating committee.

                            COMPENSATION OF DIRECTORS

         Effective June 9, 1998, outside directors receive $1,200 per quarter with an additional payment of $300 for each Board or Committee meeting attended, and are reimbursed for travel expenses incurred in connection with their attendance at Board and Committee meetings. Employee directors do not receive directors' fees.

                             EXECUTIVE COMPENSATION
                           SUMMARY COMPENSATION TABLE

         The following table sets forth the annual compensation for the years indicated for the person who served as the Company's Chief Executive Officer during fiscal 1999 and for the four most highly compensated executive officers of the Company, other than the Chief Executive Officer, serving at the end of fiscal 1999. The table shows compensation paid by the Company following the Merger and amounts paid by DEI or STR prior to the Merger.

-----------------------------------------------------------------------------------------------------------------------------
      NAME AND
      PRINCIPAL           FISCAL
      POSITION             YEAR                    ANNUAL COMPENSATION                         LONG TERM COMPENSATION
-----------------------------------------------------------------------------------------------------------------------------
                                                                    Other Annual
                                        Salary       Bonus(1)      Compensation(2)
                                          ($)           ($)              ($)               Awards               Payouts
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Securities
                                                                                Restricted        Underlying
                                                                                  Stock         Options/SARs      LTIP
                                                                                Award(s)(3)            (#)        Payouts
-----------------------------------------------------------------------------------------------------------------------------
S. Kent
Rockwell
Vice                   1999               $  96,919    $   300       $     0     $     0              0        $ 0
Chairman,              1998(4)            $       0    $     0       $     0     $     0              0        $ 0
CEO, CFO               1997               $       0    $     0       $     0     $     0              0        $ 0
-----------------------------------------------------------------------------------------------------------------------------
Joseph C.              1999               $ 185,016    $45,000       $     0     $45,000        100,000        $ 0
Hassab                 1998(5)            $  19,925    $     0       $     0     $     0              0        $ 0
President              1997               $       0    $     0       $     0     $     0              0        $ 0
-----------------------------------------------------------------------------------------------------------------------------
Thomas R. Ory          1999               $ 154,814    $ 3,654       $     0     $ 1,935              0        $ 0
President,             1998               $ 150,848    $     0       $25,717     $     0              0        $ 0
Imaging Products       1997               $ 148,000    $     0       $26,315     $     0         20,000        $ 0
-----------------------------------------------------------------------------------------------------------------------------
S. R. Perrino          1999               $ 175,884    $   300       $     0     $     0              0        $ 0
Chairman of            1998               $ 175,884    $     0       $24,951     $     0              0        $ 0
the Board              1997               $ 179,267    $     0       $10,357     $     0              0        $ 0
-----------------------------------------------------------------------------------------------------------------------------
Charles G. Stanich(6)  1999               $ 136,802    $ 3,264       $     0     $ 1,710              0        $ 0
Vice President,        1998               $ 132,202    $     0       $22,207     $     0              0        $ 0
Imaging Products       1997               $ 130,000    $     0       $24,941     $     0         20,000        $ 0
-----------------------------------------------------------------------------------------------------------------------------





      NAME AND
      PRINCIPAL
      POSITION
--------------------------------------



--------------------------------------


                            All Other
                          Compensation
--------------------------------------
S. Kent
Rockwell
Vice                       $ 0
Chairman,                  $ 0
CEO, CFO                   $ 0
--------------------------------------
Joseph C.                  $ 0
Hassab                     $ 0
President                  $ 0
--------------------------------------
Thomas R. Ory              $ 0
President,                 $ 0
Imaging Products           $ 0
--------------------------------------
S. R. Perrino              $ 0
Chairman of                $ 0
the Board                  $ 0
--------------------------------------
Charles G. Stanich(6)      $ 0
Vice President,            $ 0
Imaging Products           $ 0
--------------------------------------



(1)   Paid pursuant to the Company's Incentive Compensation Plan.

(2) Detail of amounts reported in the "Other Annual Compensation" column is in the table below.

(3) Paid pursuant to the Company's Incentive Compensation Plan. Shares vest evenly over a three-year period.

(4) Mr. Rockwell became an unpaid employee of the Company effective July 1, 1998. He began receiving compensation at an annual rate of $100,000 effective October 1, 1998.

(5) Dr. Hassab began employment with the Company on August 24, 1998, at an annual salary of $185,000.

(6) Mr. Stanich served as the Company's Chief Operating Officer until June 9, 1998; he currently serves as the Company's Vice President.

         The following table provides information regarding Other Annual Compensation not properly categorized as salary or bonus:

------------------------- ----------- ------------------- ----------------- -------------- ----------------
                                           401(k)/
                                           PENSION
       OFFICER'S            FISCAL           PLAN           EXCESS LIFE        EXCESS           AUTO/
          NAME               YEAR        CONTRIBUTION        INSURANCE        VACATION          FUEL
------------------------- ----------- ------------------- ----------------- -------------- ----------------
S. Kent Rockwell             1999       $ 2,201            $  458            $     0         $    0
                             1998       $     0            $    0            $     0         $    0
                             1997       $     0            $    0            $     0         $    0
------------------------- ----------- ------------------- ----------------- -------------- ----------------
Joseph C. Hassab             1999       $ 2,144            $1,316            $     0         $1,899
                             1998       $     0            $   94            $     0         $  151
                             1997       $     0            $    0            $     0         $    0
------------------------- ----------- ------------------- ----------------- -------------- ----------------
Thomas R. Ory (1)            1999       $ 4,317            $1,597            $     0         $    0
                             1998       $17,873            $  553            $     0         $    0
                             1997       $18,384            $  450            $     0         $    0
------------------------- ----------- ------------------- ----------------- -------------- ----------------
S. R. Perrino                1999       $ 3,865            $1,901            $     0         $2,046
                             1998       $ 6,652            $1,755            $14,368         $2,176
                             1997       $ 6,457            $1,755            $     0         $2,144
------------------------- ----------- ------------------- ----------------- -------------- ----------------
Charles G. Stanich(1)        1999       $ 3,008            $  848            $     0         $    0
                             1998       $14,618            $  340            $     0         $    0
                             1997       $16,028            $  288            $     0         $    0
------------------------- ----------- ------------------- ----------------- -------------- ----------------


(1) Other Annual Compensation for Thomas R. Ory and Charles G. Stanich also includes:

------------------------- ----------- ------------------- ------------------------------ ------------------
       DIRECTOR'S           FISCAL        DIRECTOR'S                 MEDICAL                  IMPUTED
          NAME               YEAR            FEE                 REIMBURSEMENTS              INTEREST
------------------------- ----------- ------------------- ------------------------------ ------------------
Thomas R. Ory                1999       $    0                  $    0                   $  0
                             1998       $5,100                  $  991                   $  0
                             1997       $4,800                  $2,630                   $ 50
------------------------- ----------- ------------------- ------------------------------ ------------------
Charles G. Stanich           1999       $    0                  $    0                   $  0
                             1998       $5,100                  $2,149                   $  0
                             1997       $4,500                  $4,125                   $  0
------------------------- ----------- ------------------- ------------------------------ ------------------


                                     OPTIONS

         The following table provides information about the stock options shown in the "Securities Underlying Options/SAR's" column of the Summary Compensation Table, which were granted in fiscal 1999 to the named Executive Officers.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

---------------------- -------------------- --------------------- --------------------- --------------------
                            NUMBER OF            % OF TOTAL
                           SECURITIES           OPTIONS/SARS
                           UNDERLYING            GRANTED TO           EXERCISE OR
                          OPTIONS/SARS          EMPLOYEES IN           BASE PRICE           EXPIRATION
        NAME                 GRANTED            FISCAL YEAR            ($/SHARE)               DATE
---------------------- -------------------- --------------------- --------------------- --------------------
Joseph C. Hassab           100,000(1)              23.34%                $3.00                10/5/08
---------------------- -------------------- --------------------- --------------------- --------------------


(1) Options exercisable over a three-year period.

         The following table provides information concerning stock option exercises in fiscal 1999 by the Named Officers and the value of their unexercised options at September 30, 1999.

             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION/SAR VALUES

-------------------------------------------------------------------------------------------------------------
                                                                                           VALUE OF
                                                               NUMBER OF                  UNEXERCISED
                                                              UNEXERCISED                IN-THE-MONEY
                           SHARES                              OPTIONS AT                 OPTIONS AT
                          ACQUIRED                            FISCAL YEAR                 FISCAL YEAR
                             ON             VALUE               END (#)                     END ($)
                          EXERCISE        REALIZED          EXERCISABLE (E)/           EXERCISABLE (E)/
        NAME                 (#)             ($)           UNEXERCISABLE (U)           UNEXERCISABLE (U)
-------------------------------------------------------------------------------------------------------------
S. Kent Rockwell              0              $ 0                  0                      $      0
-------------------------------------------------------------------------------------------------------------
Joseph C. Hassab              0              $ 0            100,000 (U)                  $300,000 (U)
-------------------------------------------------------------------------------------------------------------
Thomas R. Ory                 0              $ 0             20,000 (E)                  $ 75,000 (E)
-------------------------------------------------------------------------------------------------------------
S. R. Perrino                 0              $ 0                  0                      $      0
-------------------------------------------------------------------------------------------------------------
Charles G. Stanich            0              $ 0             20,000 (E)                  $ 75,000 (E)
-------------------------------------------------------------------------------------------------------------


                    BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

         The following sets forth the business experience of the executive officer who is not also a director of the Company.

         Joseph C. Hassab, Ph.D., age 58, joined the Company in August, 1998 as President and Chief Operating Officer. Dr. Hassab has over 25 years experience in acquisition and development of large military systems. He was previously employed by Lockheed Martin Corporation and predecessor companies, General Electric Corporation and Radio Corporation of America (RCA) from 1985 to 1998. Dr. Hassab was employed by the U.S. Navy at its Naval Undersea Warfare Center from 1971 to 1985.

                           INCENTIVE COMPENSATION PLAN

         The Company has adopted an Incentive Compensation Plan for all employees, including executive officers, under which performance targets are established for each employee for each fiscal year. Each employee earns an incentive bonus consisting of a combination of a cash payment and shares of Company Common Stock, based on whether he or she met the applicable target. Mr. Rockwell and Mr. Perrino do not participate in the Incentive Compensation Plan.

                           DEFERRED COMPENSATION PLAN

         Prior to the Merger, Mr. Perrino entered into certain arrangements with STR, a predecessor of the Company, to defer portions of his salary from STR. STR accrued interest on the deferred income. These arrangements were assumed by the Company in the Merger and interest is currently being accrued on this account at the prime rate (as defined) plus 1/2%. The amount in the deferred account is payable upon Mr. Perrino's retirement as a full-time employee of the Company.

                              EMPLOYMENT AGREEMENTS

         The Company's employment agreement with Joseph C. Hassab requires the Company to pay him upon termination, as Company President, severance compensation of salary and benefits for two years.

         Thomas R. Ory and Charles G. Stanich are each a party to an Employment Agreement that requires the Company to pay him an amount equal to his present salary and benefits until June 8, 2000, if termination of his employment meets one of several criteria. There are further provisions for severance pay under certain conditions. In general, such amounts would be payable upon resignation following a reduction in his salary or other compensation, any diminution of authority or duties or a significant change in the nature and scope of the duties or any change in the status or title (other than a bona fide promotion). The cash payment required under the agreement may be paid in a lump sum or in monthly installments. If Mr. Ory or Mr. Stanich is employed subsequent to June 8, 2000, he is entitled to six months' severance plus benefits, if terminated by the Company.

                              TERMINATION AGREEMENT

         Robert R. Bower, a former executive officer of the Company, and the Company entered into a Separation Agreement and Release of Claims dated August 13, 1999 (the "Agreement"). Under it, the Company agreed to pay Mr. Bower five
(5) months base salary plus $150,000, as severance pay, and to continue his benefits through April 30, 2000. The Company also agreed to permit Mr. Bower to fully exercise his vested and unvested stock option, which was granted under the former STR option plan, to purchase approximately 15,000 shares of Company Common Stock until February 13, 2000. The stock option previously issued to Mr. Bower under the Company's Incentive Compensation Plan was terminated. Mr. Bower agreed to provide certain consulting services to the Company, without further compensation, and to waive certain possible claims against the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Prior to June 30, 1999, the Company leased its principal facility in Newington, Virginia, under two triple-net leases, from two separate partnerships in which executive officers of the Company, along with other stockholders of the Company, participated. The Company leased approximately 56,000 square feet from Research Development

Properties, a partnership in which S. R. Perrino and Robert Bower, the Company's Chairman and former Chief Financial Officer, respectively, each held a 1/14th interest along with 12 other persons, who each held a 1/14th interest. Of these 12 other partners, six were also stockholders in the Company. The second lease was with Terminal Real Estate, a partnership in which S. R. Perrino was a 50% partner. The remaining 50% interest in this partnership was also held by a stockholder in the Company. On June 30, 1999, the facilities were sold to an unrelated third party.

         During the fiscal year ending September 30, 1999, the Company paid Research Development Properties and Terminal Real Estate approximately $260,600 and $53,400, respectively, in rent. The rents paid under both leases were at the same rate per square foot.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). They are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no other reports were required for fiscal year 1999, the Company believes that all Section 16(a) filing requirements applicable to the directors, officers and 10% stockholders were complied with, except that Mr. Bower, a former officer of the Company, filed one late report of a transaction.

                                   PROPOSAL 2

             RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending September 30, 2000, and has further directed that the selection of such auditors be submitted for ratification by the stockholders at the Annual Meeting. PricewaterhouseCoopers LLP has been the independent auditors of the Company since the Merger.

         During the Company's two most recent fiscal years, there has been no reportable event as defined in Regulation S-B Item 304(s)(1)(v).

         The Company engaged PricewaterhouseCoopers LLP (formerly Coopers & Lybrand, L.L.P.) as the Company's new independent accountants as of June 9, 1998. PricewaterhouseCoopers LLP had served as the independent accountants of STR for fiscal year ended September 30, 1997. The Company has been advised by PricewaterhouseCoopers LLP that neither the firm nor any of its associates had any relationship with the Company other than the usual relationship that exists between independent certified public accountants and their clients during the last fiscal year. Representatives of PricewaterhouseCoopers LLP will attend the meeting, at which time they may make any statement they consider appropriate and will respond to appropriate questions raised at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR APPROVAL OF THE PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS.

                                     GENERAL

         At the date of this Proxy Statement, management is not aware of any matters to be presented for action at the meeting other than those described above. However, if any other matters should come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their judgment on such matters.

               STOCKHOLDER PROPOSALS FOR YEAR 2001 ANNUAL MEETING

         Proposals by stockholders, which are intended to be presented at the Company's 2001 Annual Meeting of Stockholders, must be submitted in writing to the Secretary of the Company no later than September 5, 2000. The submission of a stockholder proposal does not guarantee that it will be included in the Company's proxy statement for the next annual meeting.

                                  By order of the Board of Directors
                                  /s/ Lloyd A. Semple
                                  ----------------------------------
                                  Lloyd A. Semple
                                  Secretary

PROXY                                                                     PROXY

                        2000 ANNUAL STOCKHOLDERS' MEETING
                                 SENSYTECH, INC.

         The 2000 Annual Meeting of Stockholders of Sensytech, Inc. will be held at the Hilton at Mark Center, Alexandria, Virginia, on Wednesday, February 9, 2000, at 10:00 a.m., local time. The undersigned hereby constitutes and appoints Joseph C. Hassab and Darla Cavaliere, or either of them, with power of substitution, as attorneys and proxies to appear and vote, as designated below, all of the shares of Common Stock of Sensytech, Inc. that the undersigned is
(are) entitled to vote at the 2000 Annual Meeting and at any adjournments thereof, upon the following matters which are being proposed by the Company:

1. Election of Directors. For the election as directors of all nominees listed below (except as marked to the contrary): [ ]
[ ] Charles W. Bernard; [ ] John Irvin; [ ] Thomas R. Ory; [ ] S. R. Perrino;
[ ] Philip H. Power; [ ] S. Kent Rockwell; [ ] John D. Sanders

Withhold authority for the following:
[ ] Charles W. Bernard; [ ] John Irvin; [ ] Thomas R. Ory; [ ] S. R. Perrino;
[ ] Philip H. Power; [ ]S. Kent Rockwell; [ ] John D. Sanders

Withhold authority for all nominees:  [  ]

     2. Ratification of selection of independent auditors. To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the 2000 Fiscal Year.

         [  ] FOR          [  ]  AGAINST             [  ] ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES. IN THEIR DIRECTION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT DATED JANUARY 14, 2000 IS UNABLE TO SERVE OR, FOR GOOD CAUSE, WILL NOT SERVE.

I (we) acknowledge receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement dated January 14, 2000, and the 1999 Annual Report to Stockholders and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.


                --------------------------------------------------------------
                Signature                                                 Date


                --------------------------------------------------------------
                Signature                                                 Date

               NOTE: Please sign exactly as name(s) appear(s) on stock records. When signing as attorney, administrator, trustee, guardian or corporate officer, please so indicate.

                                                     Comments/Address Changes:

I/We plan to attend the Annual Meeting. ________

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF SENSYTECH, INC.